UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/14/2005

WARREN RESOURCES, INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-33275

MD	11-3024080
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

489 Fifth Avenue, 32nd Floor, New York, NY 10017
(Address of Principal Executive Offices, Including Zip Code)

(212) 697-9660
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On September 13, 2005, Warren Resources, Inc. (the "Company") announced the signing of two long-term drilling rig contracts. This information is contained in the press release included in this report as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1- Press Release dated September 13, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

WARREN RESOURCES, INC

Date: September 14, 2005.	By:	/s/ David E. Fleming
David E. Fleming
Corporate Secretary & General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated September 13, 2005.